Exhibit 32.1

SARBANES-OXLEY SECTION 906 CERTIFICATION

In connection with the Quarterly Report on Form 10-Q/A of Therapeutic Solutions International, Inc. (the "Company") for the three months ending March 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy G. Dixon, Chief Executive Officer, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 9, 2020

By: /s/ Timothy G. Dixon

Timothy G. Dixon

Chief Executive Officer, President and Chief Financial Officer

(Principal Executive Officer and Principal Financial Officer)